---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                 ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                 Patriot Premium
                                 Dividend Fund I



                               SEPTEMBER 30, 2000


                                  John Hancock
                              --------------------
                                JOHN HANCOCK FUNDS

                  --------------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                              COMMON SHAREHOLDERS
                       State Street Bank and Trust Company
                              225 Franklin Street
                           Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                             Bankers Trust Company
                                4 Albany Street
                            New York, New York 10005

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                   Listed New York Stock Exchange Symbol: PDF
                           For shareholder assistance
                                refer to page 15
                  ----------------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:


After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears caught up with pricey growth stocks - technology in particular. A dramatic plunge in the spring and again in early fall caused the major indexes to end September in negative territory for the year. The tech-heavy NASDAQ Composite Index was hardest hit, returning -9.63% year to date.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including both blue chip and old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and less frothy valuation levels. Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, has returned 11.53% since January.

Between now and year end, we expect the market's focus to be on Washington, as it usually is in an election year. While the presidential election is important, what warrants more attention is the Federal Reserve Board. The November election will generate more ink, but won't have anywhere near the impact on financial markets that further Fed action could. So we'll be watching the economic data to see whether the Fed has truly wound down its string of interest-rate hikes.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                            Premium Dividend Fund I

             Rebound in utility stocks lights up Fund's performance
             ------------------------------------------------------

Utility common stocks - which made up 36% of the Fund's net assets at year end - have come on very strong so far in 2000, particularly during the third quarter of the year. Part of their good fortune stemmed from the fact that utilities are among a few stock-market sectors that pay handsome dividends. They also began to shed their traditional reputation as being supersensitive to interest-rate changes. In fact, most utilities derive a growing portion of their earnings from unregulated businesses such as cellular, cable and others, and no longer need to borrow large amounts to fund the building of new generating capacity. Third, many investors began to embrace the notion that deregulation is unlocking value for many utilities. Fourth, weary investors were seeking safer haven from the volatility that marked many other industry groups, particularly the tech sector. Fifth, many utility stocks were viewed favorably as bargains after years of underperforming the stock market overall. Finally, second-quarter 2000 earnings
- most of which were announced in July - proved much better than expected, thanks to cost-cutting and merger savings, stock buybacks and higher usage of electricity and natural gas. That trend appeared to continue in the third quarter as well. While investors were left stewing over warnings from many other industry sectors about worse-than-expected third-quarter earnings, not one utility pre-announced bad news. By the end of September, the Dow Jones Utility Average hit an all-time high.

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Premium Dividend Fund I. Caption below reads "Fund management team members (l-r): Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"Preferred stocks - the Fund's other focus -steadily improved during the year..."

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


"Not sur-prisingly, our best performers during the period were utility common stocks."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Short-Term Investments & Other 6%, Oil & Gas 8%, Financials 14%, Utility Common Stock 36% and Utility Preferred Stock 36%. A note below the chart reads "As a percentage of net assets on September 30, 2000."]
--------------------------------------------------------------------------------

Preferred-stock rebound more moderate

Preferred stocks - the Fund's other focus - steadily improved during the year, although their performance paled in comparison to that of utility common stocks. From the beginning through the middle portion of the period, preferreds were under pressure as worries about inflation and a string of interest-rate hikes muted returns. Because of their high, mostly fixed, dividends, preferred stocks tend to be quite sensitive to interest-rate movements. Throughout the summer and early fall, however, slower economic growth and reduced concerns about higher interest rates provided a more favorable investment backdrop. The preferred market was further boosted by more favorable supply and demand conditions. On the supply side, the number of preferred stocks issued was limited in response to higher interest rates and financing costs. Preferreds

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is KeySpan Corp. followed by an up arrow with the phrase "Planned merger generates excitement." The second listing is Dominion Resources followed by an up arrow with the phrase "Rise in gas prices boosts earnings." The third listing is Western Resources followed by a down arrow with the phrase "Credit rating downgraded." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

also got a lift from somewhat better demand, as investors opportunistically looked to them for their bargain prices and high yields. Within the preferred market, preferred stocks eligible for the dividends-received deduction (DRD) - which offer distinct advantages to corporate investors - lagged their non-DRD-eligible counterparts, which benefited from stronger demand from investors looking for cheaper alternatives to corporate bonds.

Performance review

Thanks to the recent performance of utility stocks, the Fund's results were strong. For the year ended September 30, 2000, the Fund returned 10.48% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 4.68%, according to Lipper, Inc. The Dow Jones Utility Average returned 38.84%. Not surprisingly, our best performers during the period were utility common stocks. Electric utility company LG&E Energy got a significant boost when it was announced that the company would be acquired by U.K.-based PowerGen. We also enjoyed good gains from our holdings in two Florida utility companies - TECO Energy and Florida Progress - which were boosted in part by that state's above-average growth in electric usage and a hospitable regulatory environment. Dominion Resources was another good performer, thanks to its successful merger with Consolidated Natural Gas and a surge in natural gas prices. Merger activity and rising gas prices also boosted KeySpan, which plans to combine with Eastern Enterprises. It is also one of the largest gas distribution utilities in the United States. Furthermore, the company enjoyed improved profitability. We were also rewarded

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended September 30, 2000." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 10.48% total return for John Hancock Patriot Premium Dividend Fund I. The second bar represents the 4.68% total return for Average income and preferred stock closed-end fund. The third bar represents the 38.84% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Premium Dividend Fund I is at net asset value with all distributions reinvested. The average income and preferred stock closed-end fund is tracked by Lipper, Inc. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

for avoiding electric utilities in California, which performed poorly due to an extremely difficult regulatory environment.

         On the flip side, Western Resources drastically underperformed the utility group due to its inability to complete a planned merger and problems with its Protection One home security business. The company's credit rating was downgraded in response.

         The rise of natural gas prices also helped bolster the financial results and stock prices of our preferred holdings involved in the exploration and production of oil and gas. Anadarko Petroleum and Devon Energy both rode that wave, and each ended the period with strong cash flow, an improved outlook for earnings and the potential to get a better credit rating.

Outlook

We believe that the Federal Reserve is near, if not at, the end of its tightening activities. That viewpoint is based on the fact that we're beginning to see growing evidence that the economy is slowing. To the extent that investors recognize the value that preferred stocks now offer, preferreds will continue to benefit.

         As for utility common stocks, we're optimistic, believing that they have even more room to run higher. We anticipate continued consolidation in the industry, which will likely be favorable for the group. We are particularly bullish on the companies that offer unregulated services like broadband and fiber optics. We believe that investors may continue to find these companies increasingly attractive alternatives to some of the much more expensive telecommunications and technology companies.



--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.


"We believe that the Federal Reserve is near, if not at, the end of its tightening activities."

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund I


The Statement of Assets and Liabilities is the Fund's balance sheet on September 30, 2000. You'll also find the net asset value per share, for each Common Share, as of that date.


Statement of Assets and Liabilities
September 30, 2000
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $143,429,108) ......................   $137,397,433
  Common stocks (cost - $63,812,620) ..........................     80,155,867
  Short-term investments (cost - $470,914) ....................        470,914
                                                                --------------
                                                                   218,024,214
 Receivable for investments sold ..............................      1,951,735
 Dividends receivable .........................................      1,717,922
 Other assets .................................................         40,578
                                                                --------------
                          Total Assets ........................    221,734,449
                          ----------------------------------------------------
Liabilities:
 DARTS dividend payable .......................................        372,906
 Common shares dividend payable ...............................        808,899
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .....................................        219,687
 Accounts payable and accrued expenses ........................        118,686
                                                                --------------
                          Total Liabilities ...................      1,520,178
                          ----------------------------------------------------
Net Assets:
 Dutch Auction Rate Transferable Securities Preferred
  Shares Stock Series A (DARTS) - Without par value,
  unlimited number of shares of beneficial interest
  authorized, 685 shares issued, liquidation preference
  of $100,000 per share - Note A ..............................     68,500,000
                                                                --------------
Common Shares -
 Without par value, unlimited number of shares of
  beneficial interest authorized, 14,979,601 shares
  issued and outstanding ......................................    140,818,196
 Accumulated net realized gain on investments .................      1,084,755
 Net unrealized appreciation of investments ...................     10,311,572
 Distributions in excess of net investment income .............       (500,252)
                                                                --------------
                          Net Assets Applicable to
                          Common Shares ($10.13 per
                          share based on 14,979,601
                          shares outstanding) .................    151,714,271
                                                                --------------
                          Net Assets ..........................   $220,214,271
                          ====================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.


Statement of Operations
Year ended September 30, 2000
--------------------------------------------------------------------------------

Investment Income:
 Dividends ....................................................    $15,156,240
 Interest .....................................................         86,133
                                                                --------------
                                                                    15,242,373
                                                                --------------
 Expenses:
  Investment management fee - Note B ..........................      1,815,609
  Accounting and legal services - Note B ......................        210,720
  DARTS and auction fees ......................................        193,466
  Custodian fee ...............................................         61,720
  Transfer agent fee ..........................................         57,145
  Auditing fee ................................................         55,050
  Printing and postage ........................................         47,099
  Miscellaneous ...............................................         46,686
  Trustees' fees ..............................................         10,281
  Legal fees ..................................................          2,127
                                                                --------------
                          Total Expenses ......................      2,499,903
                          ----------------------------------------------------
                          Net Investment Income ...............     12,742,470
                          ----------------------------------------------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold ........................      1,355,216
 Change in net unrealized appreciation (depreciation)
  of investments ..............................................      2,127,059
                                                                --------------
                          Net Realized and Unrealized
                          Gain on Investments .................      3,482,275
                          ----------------------------------------------------
                          Net Increase in
                          Net Assets Resulting from
                          Operations ..........................     16,224,745
                          ====================================================
                          Distribution to DARTS ...............     (3,181,911)
                          ----------------------------------------------------
                          Net Increase in Net Assets
                          Applicable to Common
                          Shareholders Resulting from
                          Operations Less DARTS
                          Distributions .......................    $13,042,834
                          ====================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund I


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                    ------------------------------------------------
                                                                                           1999                        2000
                                                                                    -------------------         --------------------


Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ............................................................        $12,470,665                $12,742,470
 Net realized gain on investments sold ............................................            555,291                  1,355,216
 Change in net unrealized appreciation (depreciation) of investments ..............        (14,208,639)                 2,127,059
                                                                                      ----------------          -----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .................         (1,182,683)                16,224,745
                                                                                      ----------------          -----------------
Distributions to Shareholders:
 DARTS ($3,912 and $4,645 per share, respectively) - Note A .......................         (2,679,551)                (3,181,911)
 Common Shares - Note A
  Dividends from net investment income ($0.6537 and $0.6382 per share, respectively)        (9,791,114)                (9,560,559)
  Distributions in excess of net investment income ($0.0330 and
   $0.0097 per share, respectively) ...............................................           (494,459)                  (145,283)
                                                                                      ----------------          -----------------
   Total Distributions to Shareholders ............................................        (12,965,124)               (12,887,753)
                                                                                      ----------------          -----------------
Net Assets:
 Beginning of period ..............................................................        231,025,086                216,877,279
                                                                                      ----------------          -----------------
 End of period (including distributions in excess of net investment income of
  $385,258 and $500,252, respectively) ............................................       $216,877,279               $220,214,271
                                                                                      ================          =================

Analysis of Common Shareholder Transactions:
                                                                                YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------------------------------------
                                                                       1999                                 2000
                                                          -------------------------------   --------------------------------------
                                                              SHARES           AMOUNT           SHARES                AMOUNT
                                                          -------------     -------------   --------------      ------------------


 Shares outstanding, beginning of period .............    14,979,601     $140,700,663       14,979,601               $140,817,977
 Reclassification of net realized long-term gains
  retained on investments sold (net of federal income
  taxes of $63,731 and none, respectively) - Note A ..         -              118,358            -                          -
 Reclassification of capital accounts ................         -               (1,044)           -                            219
                                                       -------------   --------------    -------------             --------------
 Shares outstanding, end of period ...................    14,979,601     $140,817,977       14,979,601               $140,818,196
                                                       =============   ==============    =============             ==============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions. The footnote illustrates any reclassifications of capital share amounts, the number of Common
Shares outstanding at the beginning and at the end of the period for the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       7


==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund I


Financial  Highlights

Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------------------
                                                                  1996           1997           1998           1999          2000
                                                              ------------   ------------   ------------   ------------  -----------

COMMON SHARES
Per Share Operating Performance
 Net Asset Value, Beginning of Period .......................     $9.17          $9.02          $9.88          $10.85        $9.91
                                                              ---------      ---------      ---------      ----------    ---------
 Net Investment Income(1) ...................................      0.94           0.98           0.87            0.83         0.85
 Net Realized and Unrealized Gain (Loss) on Investments .....     (0.10)          0.82           0.99           (0.90)        0.23
                                                              ---------      ---------      ---------      ----------    ---------
  Total from Investment Operations ..........................      0.84           1.80           1.86           (0.07)        1.08
                                                              ---------      ---------      ---------      ----------    ---------
 Less Distributions:
 Dividends to DARTS Shareholders ............................     (0.19)         (0.19)         (0.19)          (0.18)       (0.21)
 Dividends from Accumulated Net Investment Income to
  Common Shareholders .......................................     (0.74)         (0.75)         (0.70)          (0.66)       (0.64)
 Distributions in Excess of Accumulated Net Investment Income
  to Common Shareholders ....................................     (0.06)            -              - (2)        (0.03)       (0.01)
                                                              ---------      ---------      ---------      ----------    ---------
  Total Distributions .......................................     (0.99)         (0.94)         (0.89)          (0.87)       (0.86)
                                                              ---------      ---------      ---------      ----------    ---------
 Net Asset Value, End of Period .............................     $9.02          $9.88         $10.85           $9.91       $10.13
                                                              =========      =========      =========      ==========    =========

Per Share Market Value, End of Period .......................    $9.125         $9.375        $10.188          $8.813       $8.250
 Total Investment Return at Market Value ....................    10.58%         11.35%         16.57%          (7.01%)       1.19%

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares, End of
  Period (000s omitted) .....................................  $133,925       $148,008       $162,525        $148,377     $151,714
 Ratio of Expenses to Average Net Assets (3) ................     1.87%          1.87%          1.65%           1.66%        1.75%
 Ratio of Net Investment Income to Average Net Assets (4) ...    10.12%         10.35%          8.26%           7.92%        8.94%
 Portfolio Turnover Rate ....................................       57%            56%            32%             18%          19%

Senior Securities
 Total DARTS Outstanding (000s omitted) .....................   $68,500        $68,500        $68,500         $68,500      $68,500
 Asset Coverage per Unit (5) ................................  $294,044       $308,832       $330,525        $323,124     $315,176
 Involuntary Liquidation Preference per Unit (6) ............  $100,000       $100,000       $100,000        $100,000     $100,000
 Approximate Market Value per Unit (6) ......................  $100,000       $100,000       $100,000        $100,000     $100,000

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.24%, 1.26%, 1.15%, 1.15% and 1.18%, respectively.
(4) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.75%, 6.97%, 5.75%, 5.52% and 6.03%, respectively.
(5) Calculated by subtracting the Fund's total liabilities (excluding the DARTS) from the Fund's total assets, and dividing this amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(6) Plus accumulated and unpaid dividends.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund I


Schedule of Investments
September 30, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Premium Dividend Fund I on September 30, 2000. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                       MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES       VALUE
-------------------                             ----------------      -------

PREFERRED STOCKS
Agricultural Operations (1.26%)
 Ocean Spray Cranberries, Inc.,
  6.25% (R) ..................................       35,000         $2,761,500
                                                                    ----------
Automobile / Trucks (1.34%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ...................      115,000          2,946,875
                                                                    ----------
Banks - Foreign (2.02%)
 Australia and New Zealand Banking
  Group Ltd., 9.125% (Australia) .............      173,000          4,443,937
                                                                    ----------
Banks - United States (2.94%)
 Chase Manhattan Corp., 10.84%, Ser C ........      107,075          2,877,641
 J.P. Morgan & Co., Inc., 6.625%,
  Depositary Shares, Ser H ...................       72,000          3,604,500
                                                                    ----------
                                                                     6,482,141
                                                                    ----------
Broker Services (6.10%)
 Bear Stearns Cos., Inc., 5.49%, Ser G .......       64,500          2,471,156
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ...................      123,700          4,824,300
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C ......................................       68,400          2,838,600
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ...................       90,000          2,542,500
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares ..........................       15,000            765,000
                                                                    ----------
                                                                    13,441,556
                                                                    ----------
Diversified Operations (0.42%)
 Grand Metropolitan Delaware, L.P., 9.42%,
 Gtd Ser A ...................................       35,420            923,134
                                                                    ----------

                                                                       MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES       VALUE
-------------------                             ----------------      -------

Finance (2.69%)
 Citigroup, Inc., 8.40%, Depositary Shares,
  Ser K ......................................      175,000         $4,484,375
 SI Financing Trust I, 9.50%,
  Gtd Pfd Sec & Purchase Contract ............       34,200            861,413
 USA Education, Inc., 6.97%, Ser A ...........       12,000            580,500
                                                                    ----------
                                                                     5,926,288
                                                                    ----------
Leasing Companies (1.00%)
 AMERCO, 8.50%, Ser A ........................       90,000          2,210,625
                                                                    ----------
Media (0.95%)
 Shaw Communications, Inc., 8.45%,
  Ser A (Canada) .............................       89,453          2,096,555
                                                                    ----------
Oil & Gas (7.61%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares ..........................       45,278          3,541,645
 Coastal Finance I, 8.375% ...................      190,000          4,488,750
 Devon Energy Corp., 6.49%, Ser A ............       50,000          4,615,500
 Lasmo America Ltd., 8.15% (R) ...............       40,000          4,112,800
                                                                    ----------
                                                                    16,758,695
                                                                    ----------
Utilities (36.06%)
 Alabama Power Co., 5.20% ....................      225,000          4,429,687
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ...................................       34,000          3,425,500
 Boston Edison Co., 4.25% ....................       39,894          2,376,486
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A ......................................      182,000          9,191,000
 Florida Power & Light Co., 6.75%, Ser U .....       42,000          4,087,440
 FPC Capital I, 7.10%, Ser A .................       40,000            870,000
 Hawaiian Electric Industries Capital Trust I,
  8.36% ......................................      100,000          2,381,250
 Idaho Power Co., 7.07% ......................       13,000          1,335,750
 MCN Michigan, L.P., 9.375%, Ser A ...........      227,900          5,697,500
 Massachusetts Electric Co., 6.99% ...........       13,500          1,363,500
 Monongahela Power Co., 7.73%, Ser L .........       34,500          3,576,270
 Montana Power Capital I, 8.45%, Ser A .......       40,000            975,000
 Montana Power Co., $6.875 ...................       22,500          2,198,700
 PSI Energy, Inc., 6.875% ....................       37,000          3,590,850
 Public Service Electric & Gas Co., 6.92% ....       25,800          2,507,502
 Puget Sound Energy, Inc., 7.45%, Ser II .....      124,000          3,115,500
 Sierra Pacific Power Capital I, 8.60% .......       28,000            679,000


                      SEE NOTEDS TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund I
                                                                       MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES       VALUE
-------------------                             ----------------      -------

Utilities (continued)
 Sierra Pacific Power Co., 7.80%, Ser 1
  (Class A) ...................................       50,000         $1,300,000
 South Carolina Electric & Gas Co., 6.52% .....       50,000          4,676,500
 Southern Union Financing I, 9.48% ............      185,000          4,555,625
 TDS Capital Trust I, 8.50% ...................      164,935          3,940,297
 TDS Capital Trust II, 8.04% ..................      135,600          3,152,700
 TXU Electric Co., $1.875, Depositary
  Shares, Ser A ...............................       25,300            632,500
 TXU Electric Co., $7.98 ......................       36,000          3,780,000
 UtiliCorp Capital, L.P., 8.875%, Ser A .......      184,256          4,548,820
 Virginia Electric & Power Co., $7.05 .........       10,000          1,018,750
                                                                     ----------
                                                                     79,406,127
                                                                     ----------
                         TOTAL PREFERRED STOCKS
                            (Cost $143,429,108)      (62.39%)       137,397,433
                                                    --------        -----------
COMMON STOCKS
Utilities (36.40%)
 Alliant Energy Corp. .........................      150,380          4,417,412
 Avista Corp. .................................       30,128            677,880
 CH Energy Group, Inc. ........................      136,300          5,434,962
 Consolidated Edison, Inc. ....................       55,000          1,876,875
 DTE Energy Co. ...............................      124,000          4,743,000
 Dominion Resources, Inc. .....................       64,300          3,733,419
 Eastern Enterprises ..........................       50,600          3,228,912
 Energy East Corp. ............................      104,000          2,353,000
 Florida Progress Corp. .......................       69,000          3,652,687
 Kansas City Power & Light Co. ................       77,000          2,054,937
 KeySpan Corp. ................................       59,000          2,367,375
 LG&E Energy Corp. ............................      104,100          2,543,944
 Montana Power Co. ............................      216,600          7,229,025
 NSTAR ........................................      175,000          7,043,750
 OGE Energy Corp. .............................      130,000          2,770,625
 Potomac Electric Power Co. ...................      199,000          5,012,313
 Puget Sound Energy, Inc. .....................      216,900          5,503,838
 Reliant Energy, Inc. .........................       93,500          4,347,750
 Sierra Pacific Resources .....................      206,600          3,718,800
 TECO Energy, Inc. ............................      134,000          3,852,500
 WPS Resources Corp. ..........................       28,400            930,100
 Western Resources, Inc. ......................       97,700          2,112,763
 Xcel Energy, Inc. ............................       20,000            550,000
                                                                     ----------
                            TOTAL COMMON STOCKS
                             (Cost $63,812,620)      (36.40%)        80,155,867
                                                    --------         ----------

                                       INTEREST      PAR VALUE         MARKET
ISSUER, DESCRIPTION                      RATE      (000s OMITTED)      VALUE
-------------------                    --------    --------------      ------

SHORT-TERM INVESTMENTS
Oil & Gas (0.21%)
 Chevron USA, Inc.,
  Discount Commercial Paper
   10-02-00 ..........................   6.55%          $471           $470,914
                                                                    -----------
                 TOTAL SHORT-TERM INVESTMENTS         (0.21%)           470,914
                                                    --------        -----------
                            TOTAL INVESTMENTS        (99.00%)       218,024,214
                                                    --------        -----------
            OTHER ASSETS AND LIABILITIES, NET         (1.00%)         2,190,057
                                                    --------        -----------
                             TOTAL NET ASSETS       (100.00%)      $220,214,271
                                                    ========       ============

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,874,300 or 3.12% of net assets as of September 30, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Patriot Premium Dividend Fund I


NOTE A -
ACCOUNTING POLICIES

Patriot Premium Dividend Fund I (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Additionally, net capital losses of $123,786 attributable to security transactions incurred after October 31, 1999, are treated as arising on the first day of the Fund's next taxable year, October 1, 2000.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital, as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through September 30, 2000, which have no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A (DARTS) The Fund issued 685 shares of Dutch Auction Rate Transferable Securities Preferred Stock Series A ("DARTS") concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by auction. Dividend rates ranged from 4.03% to 4.88% during the year ended September 30, 2000.

         The DARTS are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Patriot Premium Dividend Fund I


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the year ended September 30, 2000, the advisory fee incurred did not exceed the maximum advisory fee allowed.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended September 30, 2000, aggregated $39,849,350 and $41,625,886, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended September 30, 2000.

         The cost of investments owned at September 30, 2000 (including short-term investments) for federal income tax purposes was $208,081,384. Gross unrealized appreciation and depreciation of investments aggregated $18,441,283 and $8,498,453, respectively, resulting in net unrealized appreciation of $9,942,830 for federal tax purposes.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended September 30, 2000, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $30,508, a decrease in distributions in excess of net investment income of $30,289 and an increase in capital paid-in of $219. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of September 30, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


INDEPENDENT AUDITORS' REPORT
To the Board of Trustees and Shareholders of John Hancock Patriot Premium Dividend Fund I

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Premium Dividend Fund I (the "Fund") as of September 30, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 2000 and 1999, and the financial highlights for each of the years in the four-year period ended September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 1996 were audited by other auditors whose report, dated November 1, 1996, expresses an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at September 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
------------------------
Boston, Massachusetts
November 3, 2000

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended September 30, 2000.

         All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 83.80% qualified for the dividends received deduction available to corporations.

         Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January of 2001. This will reflect the tax character of all distributions which are taxable for the calendar year 2000.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its Common Shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15,1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund I, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone:  (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (UNAUDITED)

On March 16, 2000, the Annual Meeting of John Hancock Patriot Premium Dividend Fund I (the "Fund") was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                     WITHHELD
                                        FOR          AUTHORITY
                                        ---          ---------
Maureen R. Ford                     12,576,668        182,387
Charles L. Ladner                   12,577,988        181,068

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


The preferred shareholders elected Ronald R. Dion and Richard S. Scipione to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows: 472 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending September 30, 2000, with the votes tabulated as follows: 12,631,706 FOR, 57,928 AGAINST and 69,943 ABSTAINING.

====================================NOTES=======================================

              John Hancock Funds - Patriot Premium Dividend Fund I

====================================NOTES=======================================

              John Hancock Funds - Patriot Premium Dividend Fund I

====================================NOTES=======================================

              John Hancock Funds - Patriot Premium Dividend Fund I

================================================================================

John Hancock                                                 -------------------
                                                                  Bulk Rate
John Hancock Funds, Inc.                                        U.S. Postage
MEMBER NASD                                                         PAID
101 Huntington Avenue                                         S. Hackensack, NJ
Boston, MA 02199-7603                                           Permit No. 750
                                                             -------------------
1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com


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